Exhibit 99.2

KITE

QUARTERLY
FINANCIAL SUPPLEMENT

SEPTEMBER 30, 2015

INVESTOR RELATIONS

Margaret Kofkoff, CFA
Manager, Investor Relations
mkofkoff@kiterealty.com
317 713 7644

QUARTERLY FINANCIAL SUPPLEMENT – SEPTEMBER 30, 2015

PAGE NO.	TABLE OF CONTENTS

3	Corporate Profile
4	Contact Information
5	Important Notes
6	Corporate Structure Chart
7	Consolidated Balance Sheets
8	Consolidated Statements of Operations for the Three and Nine Months Ended September 30
9	Funds from Operations and Adjusted Funds from Operations for the Three and Nine Months Ended September 30
10	Other Financial Information
11	Market Capitalization
11	Ratio of Debt to Total Undepreciated Assets as of September 30
11	Ratio of Company Share of Net Debt to EBITDA as of September 30
12	Same Property Net Operating Income for the Three and Nine Months Ended September 30
13	Net Operating Income by Quarter
14	Consolidated Joint Venture Summary
15	Summary of Outstanding Debt as of September 30
16	Maturity Schedule of Outstanding Debt as of September 30
18	Top 10 Retail Tenants by Gross Leasable Area
19	Top 25 Tenants by Annualized Base Rent
20	Retail Leasing Summary
21	Lease Expirations – Operating Portfolio
22	Lease Expirations – Retail Anchor Tenants
23	Lease Expirations – Retail Shops
24	Lease Expirations – Office Tenants
25	Summary Retail Portfolio Statistics Including Joint Venture Properties
26	Summary Office Portfolio Statistics
27	Development Projects
28	Redevelopment Projects
29	Potential Redevelopment, Reposition, and Repurpose Opportunities
30	2015 Property Acquisitions and Dispositions
31	Geographic Diversification – Operating Portfolio
32	Operating Retail Portfolio Summary Report
37	Operating Office Properties
38	Components of Net Asset Value
39	2015 Earnings Guidance

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust (REIT) engaged primarily in the ownership and operation, acquisition, development and redevelopment of high-quality neighborhood and community shopping centers in select markets in the United States. As of September 30, 2015, we owned interests in 121 properties totaling approximately 24.1 million square feet and an additional 0.6 million square feet in three development projects currently under construction.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of acquisitions and redevelopments. New investments are focused in the shopping center sector in markets where we currently operate and where we believe we can leverage our existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of September 30, 2015

	# of Properties	Total GLA /NRA[1]	Owned GLA /NRA[1]
Operating Retail Properties	113	22,236,727	15,155,818
Operating Office Properties	2	395,127	395,127
Redevelopment Properties
- Under Construction	2	456,821	393,605
- Pending Construction	4	1,047,580	912,623
Subtotal Redevelopment Properties	6	1,504,401	1,306,228
Total Operating and Redevelopment Properties	121	24,136,255	16,857,173
Development Projects:
- Under Construction	3	644,327	541,962
Subtotal Development Properties	3	644,327	541,962
Total All Properties	124	24,780,582	17,399,135
	Retail	Office	Total
Operating Properties – Leased Percentage[1]	95.4%	92.1%	94.8%

States			22

Stock Listing: New York Stock Exchange symbol: KRG

____________________
1	Excludes square footage of structures located on land owned by the company and ground leased to tenants.

p. 3	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Margaret Kofkoff, CFA	Robert W. Baird & Co.	KeyBanc Capital Markets
Manager, Investor Relations	Mr. RJ Milligan	Mr. Jordan Sadler/Mr. Todd Thomas
Kite Realty Group Trust	(813) 273-8252	(917) 368-2280/(917) 368-2286
30 South Meridian Street, Suite 1100	rjmilligan@rwbaird.com	tthomas@keybanccm.com
Indianapolis, IN 46204		jsadler@keybanccm.com
(317) 713-7644	Bank of America/Merrill Lynch
mkofkoff@kiterealty.com	Mr. Jeffrey Spector/Mr. Craig Schmidt	Raymond James
	(646) 855-1363/(646) 855-3640	Mr. Paul Puryear/Mr. Collin Mings
Transfer Agent:	jeff.spector@baml.com	(727) 567-2253/(727) 567-2585
	craig.schmidt@baml.com	paul.puryear@raymondjames.com
Broadridge Financial Solutions		collin.mings@raymondjames.com
Ms. Kristen Tartaglione	Capital One Securities, Inc.
2 Journal Square, 7th Floor	Mr. Christopher Lucas/Mr. Vineet Khanna	Sandler O’Neill
Jersey City, NJ 07306	(571) 633-8151/(571) 835-7013	Mr. Alexander Goldfarb/Mr. Ryan Peterson
(201) 714-8094	christopher.lucas@capitalone.com	(212) 466-7937/(212) 466-7927
	vineet.khanna@capitalone.com	agoldfarb@sandleroneill.com
Stock Specialist:		rpeterson@sandleroneill.com
Citigroup Global Markets
Barclays Capital	Mr. Michael Bilerman/Ms. Christy McElroy	Stifel, Nicolaus & Company, Inc.
45 Broadway	(212) 816-1383/(212) 816-6981	Mr. Nathan Isbee/Ms. Jennifer Hummert
20th Floor	michael.bilerman@citigroup.com	(443) 224-1346/(443) 224-1288
New York, NY 10006	christy.mcelroy@citigroup.com	nisbee@stifel.com
(646) 333-7000		hummertj@stifel.com
Cowen Group Inc.
	Mr. Michael Gorman	Wells Fargo Securities, LLC
	(646) 562-1320	Mr. Jeffrey J. Donnelly, CFA /Ms. Tamara Fique
	michael.gorman@cowen.com	(617) 603-4262/(443) 263-6568
jeff.donnelly@wellsfargo.com
	Hilliard Lyons	tamara.fique@wellsfargo.com
Ms. Carol L. Kemple
(502) 588-1839
ckemple@hilliard.com

p. 4	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

IMPORTANT NOTES

Interim Information
This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 to be filed on or about November 6, 2015, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements
This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	national and local economic, business, real estate and other market conditions, particularly in light of the recent slowing of growth in the U.S. economy;

•	financing risks, including the availability of and costs associated with sources of liquidity;

•	the Company’s ability to refinance, or extend the maturity dates of, its indebtedness;

•	the level and volatility of interest rates;

•	the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies;

•	the competitive environment in which the Company operates;

•	acquisition, disposition, development and joint venture risks;

•	property ownership and management risks;

•	the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes;

•	potential environmental and other liabilities;

•	impairment in the value of real estate property the Company owns;

•	risks related to the geographical concentration of our properties in Indiana, Florida, Texas and North Carolina;

•	other factors affecting the real estate industry generally; and

•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form

10-K for the fiscal year ended December 31, 2014, and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds from Operations
Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales and impairments of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, we have also provided FFO adjusted for a gain on settlement in the second quarter of 2015 and merger and acquisition costs in 2015 and 2014. We believe this supplemental information provides a meaningful measure of our operating performance. We believe our presentation of adjusted FFO provides investors with another financial measure that may facilitate comparison of operating performance between periods and among our peer companies. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income
Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense, impairment, and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

p. 5	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

CORPORATE STRUCTURE CHART – SEPTEMBER 30, 2015

Kite Realty Group Trust
(the Company)
"General Partner"
97.8%
2.2%
Limited Partners
Operating Partnership
Unit Holders
100%
KRG Management, LLC
Kite Realty Group, L. P.
(the "Operating Partnership")
100%
100%
KRG Construction, LLC
KRG Development, LLC
(d/b/a Kite Development)
Property Entities
100%
Kite Realty Holdings, LLC
(Taxable REIT Subsidiary)
100%
100%
100%
Kite Realty Advisors, LLC
Kite Realty Construction, LLC
Kite Realty Development, LLC

p. 6	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	September 30, 2015	December 31, 2014
	($ in thousands)
Assets:
Investment properties, at cost	$3,980,886	$3,732,748
Less: accumulated depreciation	(410,328)	(315,093)
	3,570,558	3,417,655

Cash and cash equivalents	42,951	43,826
Tenant and other receivables, including accrued straight-line rent of $23,312 and $18,630 respectively, net of allowance for uncollectible accounts	47,353	48,097
Restricted cash and escrow deposits	15,713	16,171
Deferred costs and intangibles, net	150,983	159,978
Prepaid and other assets	10,089	8,847
Assets held for sale	—	179,642
Total Assets	$3,837,647	$3,874,216
Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness[1]	$1,679,843	$1,554,263
Accounts payable and accrued expenses	90,148	75,150
Deferred revenue and other liabilities	137,554	136,409
Liabilities held for sale	—	81,164
Total Liabilities	1,907,545	1,846,986
Commitments and contingencies
Limited Partners’ interests in the Operating Partnership and other redeemable noncontrolling interests	86,957	125,082
Shareholders’ Equity:
Kite Realty Group Trust Shareholders’ Equity:
Preferred Shares, $.01 par value, 40,000,000 shares authorized, 4,100,000 shares issued and outstanding at September 30, 2015 and December 31, 2014, respectively	102,500	102,500
Common Shares, $.01 par value, 225,000,000 shares authorized, 83,323,563 and 83,490,663 shares issued and outstanding at September 30, 2015 and December 31, 2014, respectively	833	835
Additional paid in capital	2,050,915	2,044,425
Accumulated other comprehensive loss	(6,209)	(1,175)
Accumulated deficit	(305,902)	(247,801)
Total Kite Realty Group Trust Shareholders’ Equity	1,842,137	1,898,784
Noncontrolling Interests	1,008	3,364
Total Equity	1,843,145	1,902,148
Total Liabilities and Equity	$3,837,647	$3,874,216

____________________
1	Includes debt premium of $23.9 million at September 30, 2015.

p. 7	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	($ in thousands, except per share data)
Revenue:
Minimum rent	$66,279	$69,033	$196,656	$131,515
Tenant reimbursements	16,787	17,605	51,891	35,083
Other property related revenue	4,081	1,938	9,163	5,481
Total revenue	87,147	88,576	257,710	172,079
Expenses:
Property operating	11,994	11,850	36,519	26,057
Real estate taxes	10,045	10,632	29,821	20,048
General, administrative, and other	4,559	3,939	14,131	9,358
Merger and acquisition costs	1,089	19,088	1,550	26,849
Depreciation and amortization	42,549	44,383	124,196	81,559
Total expenses	70,236	89,892	206,217	163,871
Operating income	16,911	(1,316)	51,493	8,208
Interest expense	(13,881)	(15,386)	(40,995)	(30,291)
Income tax expense of taxable REIT subsidiary	(9)	(14)	(134)	(37)
Gain on settlement	—	—	4,520	—
Other expense, net	(60)	(13)	(189)	(119)
Income (loss) from continuing operations	2,961	(16,729)	14,695	(22,239)
Discontinued operations:
Gain on sale of operating property	—	—	—	3,199
Income from discontinued operations	—	—	—	3,199
Income (loss) before gain on sale of operating properties	2,961	(16,729)	14,695	(19,040)
Gain on sales of operating properties	—	2,749	3,363	6,336
Net income (loss)	2,961	(13,980)	18,058	(12,704)
Net income attributable to noncontrolling interest	(435)	(304)	(1,626)	(224)
Dividends on preferred shares	(2,114)	(2,114)	(6,342)	(6,342)
Net income (loss) attributable to Kite Realty Group Trust common shareholders	$412	$(16,398)	$10,090	$(19,270)
Income (loss) per common share - basic and diluted:
Continuing operations	0.00	$(0.20)	$0.12	$(0.45)
Discontinued operations	—	—	—	0.06
	0.00	$(0.20)	$0.12	$(0.39)

Weighted average common shares outstanding - basic	83,325,074	83,455,900	83,453,660	49,884,469
Weighted average common shares outstanding - diluted	83,433,379	83,718,735	83,566,554	50,145,571
Common Dividends declared per common share	$0.2725	$0.2600	$0.8175	$0.7600

Amounts attributable to Kite Realty Group Trust common shareholders:
Income (loss) from continuing operations	$412	$(16,398)	$10,090	$(22,366)
Income from discontinued operations	—	—	—	3,096
Net income (loss)	$412	$(16,398)	$10,090	$(19,270)

p. 8	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS[1]

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	($ in thousands, except share and per share data)
Funds From Operations
Consolidated net income (loss)	$2,961	$(13,980)	$18,058	$(12,704)
Less: dividends on preferred shares	(2,114)	(2,114)	(6,342)	(6,342)
Less: net income attributable to noncontrolling interests in properties	(415)	(679)	(1,416)	(757)
Less: gains on sales of operating properties	—	(2,749)	(3,363)	(9,534)
Add: depreciation and amortization of consolidated entities, net of noncontrolling interests	42,387	44,208	123,812	81,161
Funds From Operations of the Kite Portfolio	42,819	24,686	130,749	51,824
Less: Limited Partners' interests in Funds From Operations	(967)	(354)	(2,698)	(1,658)
Funds From Operations attributable to Kite Realty Group Trust common shareholders	$41,852	$24,332	$128,051	$50,166
FFO per share of the Operating Partnership - basic	$0.50	$0.29	$1.53	$1.01
FFO per share of the Operating Partnership - diluted	$0.50	$0.29	$1.53	$1.00

Funds From Operations of the Kite Portfolio	$42,819	$24,686	$130,749	$51,824
Less: gain on settlement	—	—	(4,520)	—
Add: merger and acquisition costs	1,089	19,088	1,550	26,849
Funds From Operations of the Kite Portfolio, as adjusted	$43,908	$43,774	$127,779	$78,673
FFO per share of the Operating Partnership, as adjusted - basic	$0.52	$0.51	$1.50	$1.53
FFO per share of the Operating Partnership, as adjusted - diluted	$0.51	$0.51	$1.50	$1.52

Weighted average Common Shares outstanding - basic	83,325,074	83,455,900	83,453,660	49,884,469
Weighted average Common Shares outstanding - diluted	83,433,379	83,718,735	83,566,554	50,145,571
Weighted average Common Shares and Units outstanding - basic	85,238,537	85,114,237	85,214,390	51,543,952
Weighted average Common Shares and Units outstanding - diluted	85,346,842	85,377,073	85,327,283	51,805,054

Reconciliation of FFO, as adjusted, to Adjusted Funds from Operations (AFFO)
Total FFO of the Kite Portfolio, as adjusted	$43,908	$43,774	$127,779	$78,673
Add:
Depreciation of non-real estate assets	208	135	330	360
Amortization of deferred financing costs	745	853	2,384	1,912
Non-cash compensation expense	964	1,254	2,723	2,354
Less:
Straight-line rent	1,598	1,597	4,408	3,350
Market rent amortization income	593	1,620	2,148	3,582
Amortization of debt premium	1,518	1,659	4,641	1,663
Other non-cash adjustments	—	—	486	—
Maintenance capital expenditures	1,004	941	2,300	1,677
Revenue enhancing T/I – retail	1,377	1,162	3,004	2,531
Revenue enhancing T/I – office	134	—	247	525
External leasing commissions	477	255	1,175	755
Total AFFO available to shareholders[2]	$39,124	$38,782	$114,807	$69,216
Total AFFO per diluted share[2]	$0.46	$0.45	$1.35	$1.34

____________________
1
“Funds From Operations of the Kite Portfolio" measures 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds From Operations attributable to Kite Realty Group Trust common shareholders” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

2	Excludes merger and acquisition costs and gain on settlement.

p. 9	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

OTHER FINANCIAL INFORMATION

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	($ in thousands)
Other Financial Information:
Capital expenditures:[1]
Tenant improvements - Retail[2]	$1,377	$1,162	$3,004	$2,531
Tenant improvements - Office	134	—	247	525
Leasing commissions - Retail	457	255	1,155	726
Leasing commissions - Office	20	—	20	29
Maintenance capital expenditures[3]	1,004	941	2,300	1,677
Scheduled debt principal payments	1,531	1,645	4,686	4,666
Straight line rent	1,598	1,597	4,408	3,350
Market rent amortization income from acquired leases	593	1,620	2,148	3,582
Amortization of debt premium	1,518	1,659	4,641	1,663
Amortization of deferred financing costs	745	853	2,384	1,912
Non-cash compensation expense	964	1,254	2,723	2,354
Capitalized interest cost	1,088	1,124	3,397	3,614
Mark to market lease amount in Deferred revenue and other liabilities on consolidated balance sheet	117,787	113,173	117,787	113,173
Acreage of undeveloped, vacant land in the operating portfolio[4]	36.3		36.3

	September 30, 2015	December 31, 2014
	($ in thousands)
Investment properties, at cost:
Land[3]	$814,306	$778,780
Buildings and improvements	2,995,003	2,785,780
Furniture, equipment and other	6,802	6,398
Land held for development	34,975	35,907
Construction in progress	129,800	125,883
Total	$3,980,886	$3,732,748

____________________
1	Excludes landlord work, tenant improvements and leasing commissions relating to development and redevelopment projects and first-generation space.
2	Includes a $0.9 million tenant allowance for anchor retenanting at Portofino Shopping Center.
3	A portion of these capital improvements are reimbursed by tenants and are revenue producing.
4	Includes undeveloped vacant land with a book value $11.8 million at September 30, 2015.

p. 10	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

MARKET CAPITALIZATION AS OF SEPTEMBER 30, 2015

	Percent of Total Equity	Total Market Capitalization	Percent of Total Market Capitalization
	($ in thousands, except share data)
Equity Capitalization:
Total Common Shares Outstanding	97.8%	83,323,563
Operating Partnership ("OP") Units Outstanding	2.2%	1,912,278
Combined Common Shares and OP Units	100.0%	85,235,841
Market Price of Common Shares		$23.81
Series A Preferred Shares ($25.68/share)		104,017
Total Equity Capitalization		2,133,482	57%
Debt Capitalization:
Company Consolidated Outstanding Debt		1,679,843
Less: Debt Premium		(23,949)
Less: Partner Share of Consolidated Joint Venture Debt[1]		(10,457)
Company Share of Outstanding Debt		1,645,437
Less: Cash and Cash Equivalents		(42,951)
Total Net Debt Capitalization		1,602,486	43%
Total Enterprise Value		$3,735,968	100%
RATIO OF DEBT TO TOTAL UNDEPRECIATED ASSETS AS OF SEPTEMBER 30, 2015
Consolidated Undepreciated Real Estate Assets		$3,980,886
Company Share of Unconsolidated Real Estate Assets[2]		2,500
Escrow and Other Deposits		15,713
		3,999,099
Total Consolidated Debt		1,679,843
Less: Debt Premium		(23,949)
Less: Cash and Cash Equivalents		(42,951)
		$1,612,943
Ratio of Debt to Total Undepreciated Real Estate Assets		40.3%
RATIO OF COMPANY SHARE OF NET DEBT TO EBITDA AS OF SEPTEMBER 30, 2015
Company Share of Consolidated Debt		$1,645,437
Less: Cash and Cash Equivalents		(42,951)
		1,602,486
Q3 2015 EBITDA, Annualized:
- Consolidated (excluding merger and acquisition costs)	$242,196
- Unconsolidated EBITDA	131
- Pro-forma adjustment [3]	(49)
- Minority Interest EBITDA[1]	(1,660)	240,618
Net Debt to EBITDA		6.7x
Net Debt plus Preferred Shares to EBITDA		7.1x

____________________
1	See Joint Venture Summary page for details.
2	Included in prepaid and other assets on Consolidated Balance Sheets.
3	Represents NOI from acquisitions and anchor openings occuring mid-third quarter offset by normalizing other property related revenue.

p. 11	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

SAME PROPERTY NET OPERATING INCOME (NOI)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2015	2014	% Change	2015	2014	% Change
	($ in thousands)			($ in thousands)
Number of properties at period end[1]	110	110		110	110

Leased percentage at period end	95.4%	94.9%		95.4%	94.9%
Economic Occupancy percentage at period end [2]	93.6%	93.5%		93.6%	93.5%

Minimum rent	$58,606	$57,681		$117,214	$114,528
Tenant recoveries	15,908	15,826		32,961	32,713
Other income, including specialty leasing and overage rental income	1,009	726		2,390	2,275
	75,523	74,233		152,565	149,516

Property operating expenses	(9,079)	(9,532)		(22,118)	(23,288)
Real estate taxes	(9,432)	(9,380)		(19,439)	(19,007)
	(18,511)	(18,912)		(41,557)	(42,295)
Net operating income - same properties[3]	$57,012	$55,321	3.1%	$111,008	$107,221	3.5%

Reconciliation of Same Property NOI to Most Directly Comparable GAAP Measure:
Net operating income - same properties	$57,012	$55,321		$111,008	$107,221
Net operating income - non-same activity[4]	8,096	10,773		80,362	18,753
General, administrative and other	(4,559)	(3,939)		(14,131)	(9,358)
Merger and acquisition costs	(1,089)	(19,088)		(1,550)	(26,849)
Depreciation expense	(42,549)	(44,383)		(124,196)	(81,559)
Interest expense	(13,881)	(15,386)		(40,995)	(30,291)
Gain on settlement	—	—		4,520	—
Other expense, net	(69)	(27)		(323)	(156)
Discontinued operations	—	—		—	3,199
Gains on sales of operating properties	—	2,749		3,363	6,336
Net income attributable to noncontrolling interests	(435)	(304)		(1,626)	(224)
Dividends on preferred shares	(2,114)	(2,114)		(6,342)	(6,342)
Net income (loss) attributable to common shareholders	$412	$(16,398)		$10,090	$(19,270)

____________________
1	Same property analysis excludes operating properties in redevelopment.
2	Excludes leases that are signed but for which tenants have not commenced payment of cash rent.
3
Same property net operating income excludes net gains from outlot sales, straight-line rent revenue, bad debt expense and recoveries, lease termination fees, amortization of lease intangibles and significant prior year expense recoveries and adjustments, if any.

4	Includes non-cash accounting items across the portfolio as well as net operating income from properties not included in the same property pool.

The Company believes that Net Operating Income is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization, interest expense, and impairment, if any.  The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company's properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance.

p. 12	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

NET OPERATING INCOME BY QUARTER

	Three Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
	($ in thousands)
Revenue:
Minimum rent[5]	$66,279	$64,897	$65,479	$67,940	$69,033
Tenant reimbursements	16,787	16,489	18,615	17,690	17,605
Other property related revenue[1]	3,355	1,857	1,910	844	1,296
Overage rent	175	33	358	422	125
Parking revenue, net[2]	156	65	61	137	127
	86,752	83,341	86,423	87,033	88,186
Expenses:
Property operating - Recoverable[3]	9,321	9,640	10,892	10,641	9,889
Property operating - Non-Recoverable[3]	2,440	1,938	1,590	1,766	1,748
Real estate taxes	9,883	9,584	9,858	9,723	10,455
	21,644	21,162	22,340	22,130	22,092
Net Operating Income - Properties	65,108	62,179	64,083	64,903	66,094
Other Income (Expense):
General, administrative, and other	(4,559)	(4,566)	(5,006)	(3,684)	(3,939)
Merger and acquisition costs	(1,089)	(302)	(159)	(659)	(19,089)
	(5,648)	(4,868)	(5,165)	(4,343)	(23,028)
Earnings Before Interest, Taxes, Depreciation and Amortization	59,460	57,311	58,918	60,560	43,066
Depreciation and amortization	(42,549)	(41,212)	(40,435)	(39,438)	(44,383)
Interest expense	(13,881)	(13,181)	(13,933)	(15,222)	(15,386)
Income tax (expense) benefit of taxable REIT subsidiary	(9)	(69)	(55)	12	(14)
Gain on settlement	—	4,520	—	—	—
Other (expense) income, net	(60)	(134)	4	(125)	(13)
Income (Loss) From Continuing Operations	2,961	7,235	4,499	5,787	(16,730)
Gains on sales of operating properties	—	—	3,363	2,242	2,749
Net income (loss)	2,961	7,235	7,862	8,029	(13,981)
Less: Net (income) loss attributable to noncontrolling interests	(435)	(508)	(683)	(801)	(304)
Less: Dividends on preferred shares	(2,114)	(2,114)	(2,114)	(2,114)	(2,114)
Net income (loss) attributable to Kite Realty Group Trust	$412	$4,613	$5,065	$5,114	$(16,399)
NOI/Revenue	75.1%	74.6%	74.2%	74.6%	74.9%
Recovery Ratios[4]
- Retail Only	90.1%	89.0%	91.3%	89.6%	89.0%
- Consolidated	87.4%	85.8%	89.7%	86.9%	86.5%

____________________
1	Other property related revenue for the three months ended September 30, 2015 includes $2.7 million from the sale of an outlot, and $0.1 million of lease termination income.
2	Parking revenue, net represents the net operating results of the Eddy Street Parking Garage and the Union Station Parking Garage.
3
Recoverable expenses include total management fee expense (or G&A expense of $1.2 million) allocable to the property operations in the three months ended September 30, 2015, a portion of which is recoverable. Non-recoverable expenses primarily include bad debt, ground rent, and legal expenses.

4	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.
5	Minimum rent includes $4.5 million in ground lease-related revenue for the three months ended September 30, 2015.

p. 13	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

CONSOLIDATED JOINT VENTURE SUMMARY

 As of September 30, 2015

Ownership [4]
Joint Venture Entity	Location (MSA)	Owned GLA	KRG Ownership %	Current KRG Economic %[1]
Cornelius Gateway	Portland, OR	21,326	80%	80%
Delray Marketplace	Delray, FL	260,255	50%	98%
Fishers Station[2]	Indianapolis, IN	71,943	25%	88%
Pan Am Plaza	Indianapolis, IN	—	85%	85%
Crossing at Killingly Commons	Killington, CT	208,929	55%	90%
Territory Portfolio[3]	Las Vegas, NV	847,690	78%	94%
Balance Sheet ($ in thousands)		Current Partner Economic %
Joint Venture Entity	9/30/2015 Debt Balance		Partner Share of Debt	Redeemable Noncontrolling Interest
Cornelius Gateway	$—	20%	$—	$—
Delray Marketplace	56,833	2%	$1,138	—
Fishers Station[2]	3,192	12%	$383	—
Pan Am Plaza	—	15%	—	—
Crossing at Killingly Commons	—	10%	—	10,070
Territory Portfolio[3]	148,940	6%	8,936	30,721
Total	$208,965		$10,457	$40,791
Income Statement ($ in thousands)
Joint Venture Entity			Total Quarterly Minority Interest	Annualized Minority Interest
Cornelius Gateway			$2	$8	—
Delray Marketplace			—	—	KRG has an 8% cumulative preferred return
Fishers Station[2]			29	116	Partner receives a fixed annual payment
Pan Am Plaza			—	—	Project currently in Land Held For Development
Crossing at Killingly Commons			84	336	Partner receives a fixed annual preferred payment of 3.5% on $9.6 million
Territory Portfolio[3]			300	1,200	Partner receives a fixed annual preferred payment of 4% on $30 million
Total			$415	$1,660

____________________
1	Economic ownership % represents the Company's share of cash flow.
2	Joint Venture entity also owns a portion of Fishers Station shopping center.
3	Joint Venture includes six operating properties located in Las Vegas.
4	Company acquired its partners' interests in City Center, Bayport Commons and Beacon Hill during 2015.

p. 14	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

SUMMARY OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 2015

TOTAL OUTSTANDING DEBT (1)

($ in thousands)	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)
Fixed Rate Debt	$1,524,373	92%	4.20%	5.6
Variable Rate Debt	131,521	8%	1.85%	4
Net Premiums on Acquired Debt	23,949	N/A	N/A	N/A
Total	$1,679,843	100%	4.01%	5.5

SCHEDULE OF MATURITIES BY YEAR
($ in thousands)	Secured Debt
	Scheduled Principal Payments	Term Maturities	Unsecured (2)	Total Outstanding Debt
2015	$1,633	$—	$—	$1,633
2016	5,799	260,633	—	266,432
2017	5,103	17,026	—	22,129
2018	5,335	62,584	—	67,919
2019	5,255	—	—	5,255
2020	5,200	26,619	400,000	431,819
2021	3,907	175,594	—	179,501
2022	1,053	240,878	—	241,931
2023 And Beyond	7,235	182,040	250,000	439,275
Net Premiums on Acquired Debt	23,949	—	—	23,949
Total	$64,469	$965,374	$650,000	$1,679,843

____________________
1
Calculations on fixed rate debt include the portion of variable rate debt that has been hedged; therefore, calculations on variable rate debt exclude the portion of variable rate debt that has been hedged. $516.3 million in variable rate debt is hedged for a weighted average 2.4 years.

2
This presentation reflects the Company's exercise of its options to extend the maturity dates by one year to July 1, 2019 for the Company's unsecured credit facility and its option to extend the maturity date by six months to January 1, 2020 for the Company's unsecured term loan.

p. 15	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 2015

($ in thousands)
Property	Lender(s)	Interest Rate[1]	Maturity Date	Total Commitment	Balance as of September 30, 2015	% of Total Outstanding	Monthly Debt Service as of September 30, 2015

Cool Creek Commons	CMBS	5.88%	4/11/2016		$16,407		$107
Sunland Towne Centre	CMBS	6.01%	7/1/2016		23,700		150
Mullins Crossing	CMBS	5.50%	9/6/2016		20,586		133
Pine Ridge Crossing	CMBS	6.34%	10/11/2016		16,704		109
Riverchase Plaza	CMBS	6.34%	10/11/2016		10,023		65
Traders Point	CMBS	5.86%	10/11/2016		42,939		283
Parkside Town Commons[2]	Huntington Bank (Admin Agent)	LIBOR + 210	11/21/2016	87,225	75,535		159
Delray Marketplace[3]	Bank of America/US Bank	LIBOR + 175	11/18/2016		56,832		95
2016 Debt Maturities					262,726	15.9%

Geist Pavilion	CMBS	5.78%	1/1/2017		10,597		65
Pleasant Hill Commons	John Hancock Life Insurance	6.00%	6/1/2017		6,780		41
2017 Debt Maturities					17,377	1.0%

Colonial Square & Village Walk	CMBS	5.50%	1/1/2018		25,000		118
Whitehall Pike	CMBS	6.71%	7/5/2018		5,866		77
Perimeter Woods	Jackson National Life Insurance	6.02%	9/1/2018		33,330		167
2018 Debt Maturities					64,196	3.9%

Unsecured Credit Facility[4,5]	KeyBank (Admin. Agent)	LIBOR + 140	7/1/2019		—		N/A
2019 Debt Maturities					—	—%

Unsecured Term Loan[5,6]	KeyBank (Admin. Agent)	LIBOR + 135	1/1/2020		400,000		N/A
Fishers Station[3]	Old National Bank	LIBOR + 225	1/4/2020		7,240		18
Lake City Commons/12th Street Plaza/University Town Center II	CMBS	5.70%	9/1/2020		20,700		102
Thirty South	Associated Bank	LIBOR + 205	12/31/2020		18,203		67
2020 Debt Maturities					446,143	26.9%

Waxahachie Crossing	CMBS	5.55%	3/1/2021		7,750		37
International Speedway Square	CMBS	5.77%	4/1/2021		19,775		123
Lima Marketplace	CMBS	5.80%	4/1/2021		8,383		42
Bell Oaks Centre	CMBS	5.59%	4/1/2021		6,548		31
Northcrest Shopping Center	CMBS	5.48%	5/1/2021		15,780		74
University Town Center	CMBS	5.48%	6/1/2021		18,690		88
Village at Bay Park	CMBS	5.58%	6/1/2021		9,183		44
Silver Springs Pointe	CMBS	5.03%	7/1/2021		8,800		38
Lake Mary Plaza	CMBS	5.10%	7/1/2021		5,080		22
Bayport Commons	CMBS	5.44%	9/1/2021		12,393		74
Eddy Street Commons	CMBS	5.44%	9/1/2021		24,079		144
Four Property Pool Loan	CMBS	5.44%	9/1/2021		36,210		245
2021 Debt Maturities					172,671	10.4%

See footnotes on next page

p. 16	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 2015 (CONTINUED)

($ in thousands)
Property	Lender(s)	Interest Rate[1]	Maturity Date	Total Commitment	Balance as of September 30, 2015	% of Total Outstanding	Monthly Debt Service as of September 30, 2015

Centre at Panola, Phase I	CMBS	6.78%	1/1/2022		$2,341		$37
Palm Coast Landing	CMBS	5.00%	3/1/2022		22,550		94
Bayonne Crossing	CMBS	4.18%	4/1/2022		45,000		157
Saxon Crossing	CMBS	4.65%	7/1/2022		11,400		46
Merrimack Village Center	CMBS	4.36%	7/6/2022		5,445		20
Shops at Moore	CMBS	4.29%	9/1/2022		21,300		79
Shops at Julington Creek	CMBS	4.60%	9/1/2022		4,785		19
City Center	Bank of America	LIBOR + 245	9/28/2022		90,000		205
Centre Point Commons	CMBS	4.34%	10/1/2022		14,410		54
Miramar Square	CMBS	4.16%	12/1/2022		31,625		113
2022 Debt Maturities					248,856	15.0%

Centennial Gateway/Eastgate[7]	CMBS	3.81%	1/1/2023		44,385		146
Centennial Center[7]	CMBS	3.83%	1/6/2023		70,455		232
Eastern Beltway[7]	CMBS	3.83%	1/6/2023		34,100		113
The Corner	CMBS	4.10%	3/1/2023		14,750		52
Chapel Hill	CMBS	3.78%	4/1/2023		18,250		59
Senior Unsecured Note	Various	4.23%	9/10/2023		95,000		—
2023 Debt Maturities					276,940	16.7%

Senior Unsecured Note	Various	4.47%	9/10/2025		80,000		—
Senior Unsecured Note	Various	4.57%	9/10/2027		75,000		—
Rampart Commons	CMBS	5.73%	6/10/2030		11,985		100
2024 And Beyond Debt Maturities					166,985	10.1%
NET PREMIUMS ON ACQUIRED DEBT					23,949
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET					$1,679,843

____________________
1	At September 30, 2015, one-month LIBOR was 0.19%.
2	Loan has a four year extension option.
3	Property is held in a joint venture. The loan is guaranteed by Kite Realty Group, LP. See Joint Venture Summary on page 14 for additional detail.
4	Assumes Company exercises its option to extend the maturity date by one year.
5	The Company has 96 unencumbered properties of which 86 are wholly owned included in our unencumbered property pool of our unsecured revolving credit facility.
6	Assumes Company exercises its option to extend the maturity date by six months.
7	Property is held in a joint venture. See Joint Venture Summary on page 14 for additional detail.

p. 17	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

TOP 10 RETAIL TENANTS BY GROSS LEASABLE AREA (GLA)

As of September 30, 2015

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2015.

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA	Ground Lease GLA	Number of Anchor Owned Locations	Anchor Owned GLA
Wal-Mart	15	2,531,312	6	203,742	811,956	9	1,515,614
Target	16	2,301,943	—	—	—	16	2,301,943
Lowe's Home Improvement	14	2,072,666	5	128,997	650,161	9	1,293,508
Publix	18	868,222	18	868,222	—	—	—
Kohls	9	783,599	5	184,516	245,223	4	353,860
TJX Companies[1]	21	634,317	21	634,317	—	—	—
Ross Stores	17	485,673	17	485,673	—	—	—
Bed Bath & Beyond[2]	17	446,372	17	446,372	—	—	—
Dick's Sporting Goods	9	440,502	9	440,502	—	—	—
Petsmart	18	374,127	18	374,127	—	—	—
Total	154	10,938,733	116	3,766,468	1,707,340	38	5,464,925

____________________
1	Includes TJ Maxx, Home Goods and Marshalls, which are owned by the same parent company.
2	Includes Buy Buy Baby, Christmas Tree Shops and Cost Plus, which are owned by the same parent company.

p. 18	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

TOP 25 TENANTS BY ANNUALIZED BASE RENT

As of September 30, 2015

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2015.

($ in thousands, except per square foot data)
Tenant	Number of Stores	Leased GLA/NRA[2]	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent[1]	Annualized Base Rent per Sq. Ft.	% of Total Portfolio Annualized Base Rent
Publix	18	868,222	5.3%	$8,439	$9.72	3.2%
TJX Companies [4]	21	634,317	3.9%	6,403	10.09	2.4%
Petsmart	18	374,127	2.3%	5,513	14.74	2.1%
Bed Bath & Beyond [3]	17	446,372	2.7%	5,399	12.09	2.0%
Ross Stores	17	485,673	3.0%	5,214	10.74	2.0%
Lowe's Home Improvement	5	128,997	0.8%	5,039	6.47	1.9%
Office Depot / Office Max	18	368,482	2.3%	5,018	13.62	1.9%
Dick's Sporting Goods	9	440,502	2.7%	4,612	10.47	1.7%
Michaels	13	278,111	1.7%	3,694	13.28	1.4%
Wal-Mart	6	203,742	1.3%	3,655	3.60	1.4%
LA Fitness	5	208,209	1.3%	3,447	16.56	1.3%
Nordstrom	5	170,545	1.0%	3,122	18.30	1.2%
Best Buy	6	213,604	1.3%	3,024	14.16	1.1%
Kohls	5	184,516	1.1%	2,927	13.79	1.1%
National Amusements	1	80,000	0.5%	2,898	36.22	1.1%
Toys R Us / Babies R Us	6	179,316	1.1%	2,896	13.79	1.1%
Walgreens	5	82,032	0.5%	2,574	31.38	1.0%
Petco	11	154,457	1.0%	2,565	16.61	1.0%
Sports Authority	3	127,698	0.8%	1,856	14.54	0.7%
New York Sports Club	2	86,717	0.5%	1,816	20.94	0.7%
Burlington Coat Factory	3	247,400	1.5%	1,792	7.24	0.7%
Old Navy	8	130,404	0.8%	1,762	13.51	0.7%
DSW	6	124,681	0.8%	1,758	14.10	0.7%
Ulta	8	87,283	0.5%	1,753	20.08	0.7%
Mattress Firm	17	69,258	0.4%	1,753	25.30	0.7%
TOTAL	233	6,374,665	39.1%	$88,927	$10.77	33.8%

____________________
1	Annualized base rent represents the monthly contractual rent for September 2015 for each applicable tenant multiplied by 12. Annualized base rent does not include tenant reimbursements.
2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.
3	Includes Buy Buy Baby, Christmas Tree Shops and Cost Plus, which are owned by the same parent company.
4	Includes TJ Maxx, Home Goods and Marshalls, which are owned by the same parent company.
5	Annualized base rent and percent of total portfolio includes ground lease rent.

p. 19	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

RETAIL LEASING SUMMARY[1]

			Retail Only - Comparable Space
Category[1]	Total Leases	Total Sq. Ft.	Leases[2]	Sq. Ft.	Prior Rent PSF[3]	New Rent PSF[4,5]	Rent Spread	Same Space TI PSF [6]
New Leases - Q3, 2015	59	280,741	24	68,783	$14.98	$20.50	36.9%	$30.79
New Leases - Q2, 2015	35	126,969	15	42,827	$19.98	$21.56	7.9%	$32.83
New Leases - Q1, 2015	35	140,104	10	38,583	$16.48	$19.51	18.4%	$37.55
New Leases - Q4, 2014	33	72,113	12	27,335	$18.25	$22.06	20.9%	$32.14

Renewals - Q3, 2015	48	515,492	48	515,492	$8.92	$9.61	7.7%	$0.56
Renewals - Q2, 2015	42	292,568	42	292,568	$12.59	$13.59	8.0%	$0.71
Renewals - Q1, 2015	42	237,366	42	237,366	$13.01	$13.93	7.1%	$0.86
Renewals - Q4, 2014	43	303,993	43	303,993	$12.26	$12.95	5.7%	$0.53

Total - Q3, 2015	107	796,233	72	584,275	$9.63	$10.89	13.1%	$4.32
Total - Q2, 2015	77	419,537	57	335,395	$13.53	$14.61	8.0%	$4.87
Total - Q1, 2015	77	377,470	52	275,949	$13.49	$14.71	9.0%	$5.99
Total - Q4, 2014	76	376,106	55	331,328	$12.75	$13.70	7.5%	$3.18

________________
1	Comparable space leases on this report represent retail properties only. Office leases are shown as non-comparable and ground leases are excluded.
2	Comparable leases represent those leases signed for which there was a former tenant within the last 12 months.
3	Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.
4	All amounts reported at lease execution.
5	Contractual rent represents contractual minimum rent per square foot for the first 12 months of the lease.
6	Includes costs of landlord work and tenant allowances provided to tenants.

p. 20	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

LEASE EXPIRATIONS – OPERATING PORTFOLIO

As of September 30, 2015

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2015.

($ in thousands, except per square foot data)
	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2015	80	267,826	1.7%	$4,394	1.8%	$16.40	$—
2016	238	1,076,888	6.7%	17,067	6.9%	15.85	—
2017	281	1,761,981	11.0%	28,323	11.4%	16.07	378
2018	349	2,158,168	13.4%	35,354	14.3%	16.38	1,588
2019	263	1,740,299	10.8%	25,553	10.3%	14.68	819
2020	244	2,199,968	13.7%	28,807	11.6%	13.09	1,654
2021	132	1,176,822	7.3%	17,119	6.9%	14.55	757
2022	97	899,279	5.6%	14,924	6.0%	16.60	1,048
2023	109	1,031,829	6.4%	15,840	6.4%	15.35	360
2024	97	1,011,467	6.3%	19,902	8.0%	19.68	381
Beyond	164	2,740,440	17.1%	40,830	16.4%	14.90	11,694
	2,054	16,064,967	100.0%	$248,111	100.0%	$15.44	$18,678

____________________
1
Lease expiration table reflects rents in place as of September 30, 2015, and does not include option periods; 2015 expirations include 34 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent for September 2015 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 21	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS[1]

As of September 30, 2015

This table includes the following:

•	Operating retail properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2015.

($ in thousands, except per square foot data)
	Number of Expiring Leases[2]	Expiring GLA/NRA[3]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2015	3	79,264	0.5%	$631	0.3%	$7.96	$—
2016	23	546,362	3.4%	5,957	2.4%	10.90	—
2017	43	1,088,511	6.8%	12,923	5.2%	11.87	—
2018	49	1,371,123	8.5%	16,020	6.4%	11.68	1,194
2019	36	1,162,192	7.2%	11,527	4.7%	9.92	—
2020	43	1,691,910	10.5%	17,004	6.9%	10.05	1,111
2021	32	845,901	5.3%	9,224	3.7%	10.90	289
2022	26	617,232	3.8%	8,305	3.4%	13.45	745
2023	27	717,875	4.5%	8,580	3.5%	11.95	260
2024	21	733,366	4.6%	13,246	5.3%	18.06	260
Beyond	62	2,327,731	14.5%	30,914	12.4%	13.28	6,730
	365	11,181,467	69.6%	$134,330	54.2%	$12.01	$10,589

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more.
2	Lease expiration table reflects rents in place as of September 30, 2015 and does not include option periods.
3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.
4	Annualized base rent represents the monthly contractual rent for September 2015 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 22	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

LEASE EXPIRATIONS – RETAIL SHOPS

As of September 30, 2015

This table includes the following:

•	Operating retail properties; and

•	Development/Redevelopment property tenants open for business as of September 30, 2015.

($ in thousands, except per square foot data)
	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2015	76	181,362	1.1%	$3,691	1.6%	$20.35	$—
2016	214	529,812	3.3%	11,098	4.5%	20.95	—
2017	236	590,360	3.7%	13,904	5.6%	23.55	378
2018	298	769,208	4.8%	18,947	7.6%	24.63	394
2019	226	572,854	3.6%	13,925	5.6%	24.31	819
2020	198	493,547	3.1%	11,516	4.6%	23.33	543
2021	99	324,759	2.0%	7,753	3.1%	23.87	469
2022	68	231,001	1.4%	5,745	2.3%	24.87	304
2023	80	280,966	1.8%	6,634	2.7%	23.61	100
2024	74	212,753	1.3%	5,626	2.3%	26.44	121
Beyond	99	333,069	2.1%	8,750	3.6%	26.27	4,964
	1,668	4,519,691	28.2%	$107,590	43.5%	$23.80	$8,090

____________________
1
Lease expiration table reflects rents in place as of September 30, 2015, and does not include option periods; 2015 expirations include 33 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land we own and ground leased to tenants
3	Annualized base rent represents the monthly contractual rent for September 2015 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 23	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

LEASE EXPIRATIONS – OFFICE TENANTS

As of September 30, 2015

($ in thousands, except per square foot data)
	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2015	1	7,200	—%	$72	—	$10.00
2016	1	714	—	12	—	16.50
2017	2	83,110	0.5%	1,496	0.6%	18.00
2018	2	17,837	0.1%	387	0.2%	21.70
2019	1	5,253	—	101	—	19.25
2020	3	14,511	0.1%	288	0.1%	19.85
2021	1	6,162	—	142	0.1%	23.00
2022	3	51,046	0.3%	874	0.4%	17.11
2023	2	32,988	0.2%	625	0.3%	18.96
2024	2	65,348	0.4%	1,031	0.4%	15.77
Beyond	3	79,640	0.5%	1,165	0.5%	14.63
	21	363,809	2.3%	$6,192	2.5%	$17.02

____________________
1	Lease expiration table reflects rents in place as of September 30, 2015, and does not include option periods; 2015 expirations include 1 month-to-month tenant. This column also excludes ground leases.
2	Lease expiration table reflects rents in place as of September 30, 2015, and does not include option periods. This column also excludes ground leases.
3	Annualized base rent represents the monthly contractual rent for September 2015 for each applicable tenant multiplied by 12. Excludes tenant reimbursements.

p. 24	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

SUMMARY RETAIL PORTFOLIO STATISTICS INCLUDING JOINT VENTURE PROPERTIES

($ in thousands)	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Company Owned GLA – Operating Retail[1]	15,155,818	15,586,616	15,463,431	16,156,995	16,935,582
Total GLA – Operating Retail[1]	22,236,727	22,877,625	22,565,432	23,859,680	25,213,668
Projected Owned GLA of Development and Redevelopment Projects Under Construction	935,567	935,567	701,045	784,019	665,246
Projected Total GLA of Development and Redevelopment Projects Under Construction[2]	1,101,148	1,101,148	805,382	1,027,414	888,641
Number of Operating Retail Properties	113	113	112	118	124
Number of Retail Development Properties Under Construction	3	3	3	4	3
Number of Retail Redevelopment Properties	6	4	3	3	3
Percentage Leased – Operating Retail	95.4%	94.9%	94.9%	94.8%	94.9%

____________________
1
Company Owned GLA represents gross leasable area owned by the Company. Total GLA includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space.

2
Projected Company Owned GLA Under Development or Redevelopment represents gross leasable area under development that is projected to be owned by the Company. Projected Total GLA Under Development or Redevelopment includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space that is existing or under construction.

p. 25	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

SUMMARY OFFICE PORTFOLIO STATISTICS

($ in thousands)
Retail Portfolio	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Company Owned Net Rentable Area (NRA)[1]	395,127	395,127	396,995	406,063	386,852
Number of Operating Office Properties[2]	2	2	2	2	2
Percentage Leased – Operating Office Properties	92.1%	91.8%	91.3%	93.3%	95.2%

____________________
1
Company Owned NRA does not include square footage of Union Station Parking Garage, a detached parking garage supporting the 30 South property that includes 850 parking spaces. It is managed by a third party.

2	Excludes the separate office space at Eddy Street Commons and Tradition Village.

p. 26	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

DEVELOPMENT PROJECTS

($ in thousands)
Under Construction:
Project	Company Ownership %	MSA	Projected Stabilization Date[1]	Projected Owned GLA[2]	Projected Total GLA[3]	Percent of Owned GLA Occupied[4]	Percent of Owned GLA Pre-Leased/ Committed[5]	Total Estimated Project Cost[6]	Cost Incurred as of September 30, 2015[7]	Major Tenants and Non-owned Anchors
Holly Springs Towne Center, NC - Phase II	100%	Raleigh	2H 2016	122,143	154,143	0.0%	82.2%	$47,500	$34,717	Target (non-owned), Carmike Cinemas, Bed Bath & Beyond, DSW
Parkside Town Commons, NC - Phase II	100%	Raleigh	Mid 2016	297,436	347,801	57.6%	82.4%	78,500	74,714	Frank Theatres, Golf Galaxy, Field & Stream, Stein Mart, Chuy's, Starbucks, Panera Bread
Tamiami Crossing, FL	100%	Naples	2H 2016	122,383	142,383	0.0%	100.0%	44,000	26,952	6 national anchors, including Stein Mart, Marshalls, Michaels, Ulta
Total				541,962	644,327	31.6%	86.3%	$170,000	$136,383
Cost incurred as of September 30, 2015 included in Construction in Progress on the balance sheet									$86,080

____________________
1	Stabilization date represents the sooner of one year from project opening date and / or substantially occupied.
2
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Includes tenants that have taken possession of their space or have begun paying rent.
5
Excludes outlot land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 108,862 square feet for which the Company has signed non-binding letters of intent.

6	Dollars in thousands. Reflects both the Company's and partners' share of costs.
7	Cost incurred is reclassified to fixed assets on the consolidated balance sheet on a pro-rata basis as portions of the asset are placed in service.

Under Construction Development and Redevelopment Cash NOI Summary

($ in thousands)
Projected Annual Stabilized Total Cash NOI	$15,490
Annualized Cash NOI Included in Income Statement for Three Months Ended September 30, 2015	(4,950)
Remaining Annualized Cash NOI	$10,540

p. 27	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

REDEVELOPMENT PROJECTS

($ in thousands)
Under Construction:
Project	Company Ownership %	MSA	Projected Stabilization Date[1]	Projected Owned GLA[2]	Projected Total GLA[3]	Percent of Owned GLA Occupied[4]	Percent of Owned GLA Pre-Leased/ Committed[5]	Total Estimated Project Cost[6]	Cost Incurred as of September 30, 2015[7]	Major Tenants and Non-owned Anchors
Gainesville Plaza, FL	100%	Gainesville	Mid 2016	162,693	164,665	81.6%	86.6%	$11,800	$8,531	Burlington Coat Factory, Ross Dress for Less
Cool Springs Market, TN	100%	Franklin	2H 2016	230,912	292,156	79.0%	100.0%	$7,000	$1,076	Kroger, Jo-Ann Fabric, Dick's Sporting Goods, Staples, Marshalls, Buy Buy Baby, DSW
Total				393,605	456,821	79.9%	94.5%	$18,800	$9,607
Cost incurred as of September 30, 2015 included in Construction in Progress on balance sheet									$117

($ in thousands)
Summary of Construction In Progress on Consolidated Balance Sheet:
Cost incurred for development projects under construction	$86,080
Cost incurred for redevelopment projects under construction	117
Cost incurred for redevelopment projects pending construction	1,353
Deerwood Apartments - Jacksonville, FL	20,433
Holly Springs Towne Center – Phase III	4,384
Miscellaneous tenant improvements and small projects	17,433
Construction In Progress on Consolidated Balance Sheet	$129,800

See prior page for footnotes.

p. 28	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

POTENTIAL REDEVELOPMENT, REPOSITION, AND REPURPOSE OPPORTUNITIES

REDEVELOPMENT
	MSA	Description
City Center *	White Plains, NY	Redevelopment construction documents complete; pending construction to reactivate street level retail components and enhance overall shopping experience
Portofino Shopping Center	Houston, TX	Multiple phase project. Addition of small shop buildings and 33,000 square foot junior anchor; also includes rightsizing of 25,000 square foot junior anchor.
Hamilton Crossing Centre *	Indianapolis, IN	Recapture at lease expiration; substantially enhancing merchandising mix and replacing available space with new movie theatre for entertainment.
Burnt Store Promenade	Punta Gorda, FL	New building construction of current grocer into 45,000 square foot space. New 20 year lease and center upgrades.
Bolton Plaza	Jacksonville, FL	Second phase; replace existing vacant shop space with 22,000 square foot junior anchor and center upgrades.
Bridgewater	Westfield, IN	Second phase; creation of new outparcel to relocate existing shops. Replacing vacant shop space with 15,000 square foot junior anchor.
Rampart Commons	Las Vegas, NV	Addition of new tenants replacing expiring leases and center upgrades.
Courthouse Shadows *	Naples, FL	Recapture of natural lease expiration; demolition of the site to add a large format single tenant ground lease as well as an additional outparcel development.
Estimated Cost		$65mm - $70mm
Expected Return		8.5% - 9.5%

REPOSITION (1)
	MSA	Description
Landstown Commons	Virginia Beach, VA	Relocation of Starbucks to create drive through. General improvement of the main street area, including façade improvements and addition of pedestrian elements.
Northdale Promenade	Tampa, FL	Replacing small shops with 10,000 square foot junior anchor.
Trussville Promenade (2)	Birmingham, AL	Replacing small shops with 22,000 square foot junior anchor.
Centennial Center	Las Vegas, NV	General building enhancements including improved access of main entry point.
Castleton Crossing	Indianapolis, IN	Creation of new outparcel building.
Hitchcock Plaza	Aiken, SC	Replacing vacant space with building conversion for two junior anchors and incremental shop space.
Estimated Cost		$25mm - $30mm
Expected Return		9.5% - 10.5%

REPURPOSE
	MSA	Description
The Corner	Indianapolis, IN	Creation of a mixed use (retail and residential) development where there is currently an unanchored small shop center.
Beechwood Promenade *	Athens, GA	Potential mixed use opportunity for recaptured space given dynamic college town environment.
Estimated Cost		$25mm - $30mm
Expected Return		9.5% - 10.5%

Total		$115mm - $130mm

____________________
1	Reposition refers to less substantial asset enhancements based on internal costs
2	Redevelopment refers to Trussville I.
Asterisk "*" denotes properties which have been removed from the operating portfolio, totaling 912,623 square feet of owned GLA and 1,047,580 square feet of total GLA.

These opportunities are merely potential at this time and are subject to various contingencies, many of which are beyond our control. Assets are sorted in descending order by estimated project cost within each category.

p. 29	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

2015 PROPERTY ACQUISITIONS AND DISPOSITIONS

ACQUISITIONS

($ in thousands)
Property Name	MSA	Date Acquired	Total GLA	Owned GLA	Purchase Price
Colleyville Downs	Dallas, TX	4/1/2015	200,910	185,848
Belle Isle Station	Oklahoma City, OK	5/14/2015	396,439	164,337
Livingston Shopping Center	New York - Newark	7/24/2015	139,657	139,657
Chapel Hill Shopping Center	Fort Worth, TX	8/21/2015	191,190	126,755
Total					$185,800

DISPOSITIONS

($ in thousands)
Property Name	Property Type	MSA	Date Sold	Sales Price
Tranche II of asset sale
Prattville Town Center	Power center	Prattville, AL	3/16/2015
Eastside Junction	Grocery-anchored center	Athens, AL	3/16/2015
Fairgrounds Crossing	Power center	Hot Springs, AK	3/16/2015
Regal Court	Power center	Shreveport, LA	3/16/2015
Hawk Ridge	Power center	Lake St. Louis, MO	3/16/2015
Walgreens Plaza	Walgreens-anchored center	Jacksonville, NC	3/16/2015
Whispering Ridge	Power center	Omaha, NE	3/16/2015
Total				$167,354

p. 30	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO

As of September 30, 2015

($ in thousands, except per square foot data)
	Number of Operating Properties [1]	Owned GLA/NRA[2]	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent[3]	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq. Ft.
Alabama	2	513,430	3.3%	45	$4,630	2.0%	$9.57
Arizona	1	79,902	0.5%	10	2,241	1.0%	28.05
Connecticut	1	208,929	1.3%	24	3,316	1.5%	16.37
Florida	36	4,348,186	28.0%	638	61,315	27.1%	15.06
Georgia	3	394,419	2.5%	86	4,740	2.1%	12.09
Illinois	3	310,865	2.0%	21	4,143	1.8%	13.89
Indiana	21	2,311,166	14.9%	256	30,351	13.4%	13.56
Indiana - Office	2	369,556	2.4%	18	6,077	2.7%	17.13
Nevada	7	929,146	6.0%	184	20,501	9.0%	23.83
New Hampshire	1	78,892	0.5%	13	980	0.4%	12.43
New Jersey	2	246,040	1.6%	33	5,679	2.5%	23.71
North Carolina	7	740,251	4.8%	113	12,927	5.7%	18.55
Ohio	1	236,230	1.5%	7	2,063	0.9%	8.73
Oklahoma	5	821,485	5.3%	108	11,255	5.0%	14.30
Oregon	2	31,171	0.2%	11	450	0.2%	23.77
South Carolina	3	516,732	3.3%	40	5,407	2.4%	10.77
Tennessee	1	175,464	1.1%	16	2,567	1.1%	14.63
Texas	12	2,265,090	14.6%	248	31,438	13.9%	14.31
Utah	2	384,692	2.5%	73	6,284	2.8%	16.92
Virginia	1	399,047	2.6%	56	6,997	3.1%	18.96
Washington	1	107,998	0.7%	26	2,186	1.0%	21.49
Wisconsin	1	82,254	0.5%	14	997	0.4%	14.51
	115	15,550,945	100.0%	2,040	$226,543	100.0%	$15.28

____________________
1	This table includes operating retail properties, operating commercial properties, and ground lease tenants who commenced paying rent as of September 30, 2015.
2	Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It also excludes the square footage of Union Station Parking Garage.
3	Annualized Base Rent excludes $18,586,894 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants.

p. 31	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

OPERATING RETAIL PORTFOLIO SUMMARY REPORT

As of September 30, 2015

Property[1]	MSA	Year Built/ Renovated	Owned GLA[2]			Leased			ABR per SqFt	Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops
Alabama
Clay Marketplace	Birmingham	1966/2003	66,165	44,840	21,325	93%	100.0%	78.4%	$12.41	Publix
Trussville Promenade	Birmingham	1999	447,265	354,010	93,255	94.4%	100.0%	73.2%	9.16	Wal-Mart, Regal Cinemas, Marshalls, Big Lots, PetSmart, Dollar Tree	Kohl's, Sam's Club
Arizona
The Corner	Tucson	2008	79,902	55,883	24,019	100.0%	100.0%	100.0%	28.05	Nordstrom Rack, Total Wine & More	Home Depot
Connecticut
Crossing at Killingly Commons[3]	Killingly	2010	208,929	148,250	60,679	97.0%	100.0%	89.5%	16.37	TJ Maxx, Bed Bath & Beyond, Michaels, Petco, Staples, Stop & Shop Supermarket, Lowe's Home Improvement	Target
Florida
12th Street Plaza	Vero Beach	1978/2003	135,016	121,376	13,640	99.0%	100.0%	89.7%	9.67	Publix, Stein Mart, Tuesday Morning, Sunshine Furniture, Planet Fitness
Bayport Commons	Tampa	2008	97,193	71,540	25,653	95.4%	100.0%	82.6%	15.88	Gander Mountain, PetSmart, Michaels	Target
Bolton Plaza	Jacksonville	1986/2014	164,655	136,195	28,460	90.8%	100.0%	46.7%	9.48	LA Fitness, Academy Sports, Marshalls
Burnt Store Promenade	Punta Gorda	1989	94,223	42,112	52,111	75.6%	100.0%	55.8%	9.22	Publix	Home Depot
Centre Point Commons	Bradenton	2007	119,275	93,574	25,701	100.0%	100.0%	100.0%	16.97	Best Buy, Dick's Sporting Goods, Office Depot	Lowe's Home Improvement
Cobblestone Plaza	Ft Lauderdale	2011	133,213	68,169	65,044	100.0%	100.0%	100.0%	26.38	Whole Foods, Party City, All Pets Emporium
Colonial Square	Fort Myers	2010	182,354	146,283	36,071	91.3%	100.0%	55.9%	15.14	Around the Clock Fitness, Dollar Tree, Hobby Lobby, Petsmart, Sports Authority, Kohls
Cove Center	Stuart	1984/2008	155,063	130,915	24,148	94.9%	100.0%	67.2%	9.02	Publix, Beall's, Ace Hardware
Delray Marketplace[3]	Delray	2013	260,092	118,136	141,956	92.7%	100.0%	86.6%	24.35	Franks Theater, Publix, Jos. A. Bank, Carl's Patio, Chicos, Charming Charlie, Ann Taylor
Estero Town Commons	Naples	2006	25,631	—	25,631	46.8%	—	46.8%	19.02	Lowe's Home Improvement
Hunter's Creek Promenade	Orlando	1994	119,729	55,999	63,730	100.0%	100.0%	100.0%	13.87	Publix
Indian River Square	Vero Beach	1997/2004	142,706	109,000	33,706	95.9%	100.0%	82.8%	11.04	Beall's, Office Depot, Dollar Tree	Target
International Speedway Square	Daytona	1999/2013	233,495	203,457	30,038	99.5%	100.0%	96.0%	11.16	Bed, Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods, Total Wine & More, Shoe Carnival
King's Lake Square	Naples	1986/2014	87,073	57,131	29,942	96.2%	100.0%	88.9%	17.42	Publix, Royal Fitness
Lake City Commons	Lake City	2008	66,510	45,600	20,910	94.3%	100.0%	81.9%	14.02	Publix
Lake City Commons - Phase II	Lake City	2011	16,291	12,131	4,160	100.0%	100.0%	100.0%	14.99	Petsmart
Lake Mary Plaza	Orlando	2009	21,370	14,880	6,490	100.0%	100.0%	100.0%	36.91	Walgreens
Lakewood Promenade	Jacksonville	1948/1998	199,553	77,840	121,713	83.3%	100.0%	72.7%	11.55	SteinMart, Winn Dixie
Lithia Crossing	Tampa	2003/2013	90,499	53,547	36,952	100.0%	100.0%	100.0%	14.74	Stein Mart, Fresh Market
Miramar Square	Ft Lauderdale	2008	224,794	137,505	87,289	86.6%	85.5%	88.5%	15.79	Kohl's, Miami Children's Hospital, Dollar General
Northdale Promenade	Tampa	1985/2002	177,925	128,269	49,656	96.5%	100.0%	87.3%	12.49	TJ Maxx, Bealls, Crunch Fitness	Winn Dixie
Palm Coast Landing	Palm Coast	2010	168,297	100,822	67,475	94.3%	100.0%	85.9%	18.44	Michaels, Petsmart, Ross Dress for Less, TJ Maxx, Ulta Salon	Target
Pine Ridge Crossing	Naples	1993	105,867	66,351	39,516	100.0%	100.0%	100%	16.69	Publix, Party City	Beall's, Target

See footnotes on page 36

p. 32	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of September 30, 2015

Property[1]	MSA	Year Built/ Renovated	Owned GLA[2]			Leased			ABR per Sq. ft.	Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops
Pleasant Hill Commons	Orlando	2008	70,642	45,600	25,042	93.5%	100.0%	81.6%	$14.34	Publix
Publix at St. Cloud	St. Cloud	2003	78,820	54,379	24,441	100.0%	100.0%	100.0%	12.94	Publix
Riverchase Plaza	Naples	1991/2001	78,291	48,890	29,401	100.0%	100.0%	100.0%	15.68	Publix
Saxon Crossing	Orange City	2009	119,894	95,304	24,590	98.6%	100.0%	93.1%	14.70	Hobby Lobby, LA Fitness	Lowe's Home Improvement
Shops at Eagle Creek	Naples	1983/2013	70,755	50,187	20,568	89.7%	100.0%	64.5%	14.77	Fresh Market, Staples	Lowe's Home Improvement
Shops at Eastwood	Orlando	1997	69,037	51,512	17,525	100.0%	100.0%	100.0%	12.93	Publix
Shops at Julington Creek	Jacksonville	2011	40,207	21,038	19,169	96.4%	100.0%	92.5%	18.47	Fresh Market
Tarpon Springs Plaza	Naples	2007	82,547	60,151	22,396	90.8%	100.0%	66.1%	21.64	World Market, Staples	Target
Temple Terrace	Temple Terrace	2012	90,377	58,798	31,579	100.0%	100.0%	100.0%	10.82	Sweetbay, United Parcel Service
The Landing at Tradition	Port St Lucie	2007	359,758	272,944	86,814	90.8%	100.0%	62.1%	15.37	TJ Maxx, Ulta Salon, Babies R Us, Bed Bath & Beyond, LA Fitness, Michaels, Office Max, Old Navy, Petsmart, Pier 1, Sports Authority	Target
Tradition Village Center	Port St Lucie	2006	84,982	45,600	39,382	94.2%	100.0%	87.4%	16.32	Publix
Village Walk	Fort Myers	2009	78,533	54,340	24,193	93.8%	100.0%	80.0%	15.75	Publix
Waterford Lakes Village	Orlando	1997	77,948	51,703	26,245	100.0%	100.0%	100.0%	12.88	Winn-Dixie
Georgia
Mullins Crossing	Evans	2005	251,712	205,716	45,996	100.0%	100.0%	100.0%	11.97	Ross Dress for Less, Babies R Us, Kohls, La-Z Boy, Marshalls, Office Max, Petco	Target
Publix at Acworth	Atlanta	1996	69,628	37,888	31,740	96.6%	100.0%	92.4%	11.93	Publix
The Centre at Panola	Atlanta	2001	73,079	51,674	21,405	100.0%	100.0%	100.0%	12.65	Publix
Illinois
Fox Lake Crossing	Chicago	2002	99,072	65,977	33,095	88.9%	100.0%	66.8%	13.58	Dominick's Finer Foods, Dollar Tree
Naperville Marketplace	Chicago	2008	83,793	61,683	22,110	98.1%	100.0%	92.6%	13.27	TJ Maxx, PetSmart
South Elgin Commons	Chicago	2011	128,000	128,000	—	100.0%	100.0%	—%	14.50	LA Fitness, Ross Dress for Less, Toy R Us	Caputo's
Indiana
54th & College	Indianapolis	2008	—	—	—	—%	—%	—%	—	The Fresh Market (ground lease)
Beacon Hill	Crown Point, IN	2006	56,897	11,043	45,854	94.4%	100.0%	93.0%	14.92	Anytime Fitness	Strack & Van Till, Walgreens
Bell Oaks Centre	Newburgh	2008	94,811	74,122	20,689	98.5%	100.0%	93.0%	11.85	Archie & Clyde's Restaurant, Schnuck Market
Boulevard Crossing	Kokomo	2004	124,631	74,440	50,191	95.7%	100.0%	89.4%	14.37	Petco, TJ Maxx, Ulta Salon, Shoe Carnival	Kohls
Bridgewater Marketplace	Indianapolis	2008	25,975	—	25,975	68.2%	—%	68.2%	18.00		Walgreens
Castleton Crossing	Indianapolis	1975/2012	277,812	247,710	30,102	100.0%	100.0%	100.0%	10.75	K&G Menswear, Value City, TJ Maxx/Home Goods, Shoe Carnival, Dollar Tree, Burlington Coat Factory
Cool Creek Commons	Indianapolis	2005	124,646	53,600	71,046	95.6%	100.0%	92.2%	17.50	The Fresh Market, Stein Mart
Depauw University Bookstore and Café	Greencastle	2012	11,974	—	11,974	100.0%	—%	100.0%	8.36	Folletts, Starbucks
Eddy Street Commons	South Bend	2009	87,991	20,154	67,837	96.0%	100.0%	94.8%	23.73	Hammes Bookstore, Urban Outfitters
Fishers Station[3]	Indianapolis	1989/2009	116,943	72,212	44,731	96.6%	100.0%	91.2%	11.87	Marsh Supermarkets, Goodwill, Dollar Tree
Geist Pavilion	Indianapolis	2006	64,102	29,700	34,402	95.9%	100.0%	92.3%	16.34	Goodwill, Ace Hardware
Glendale Town Center	Indianapolis	1958/2008	393,002	329,546	63,456	99.4%	100.0%	96.6%	7.30	Macy’s, Landmark Theaters, Staples, Indianapolis Library, Nexus Academy of Indianapolis	Lowe's Home Improvement, Target, Walgreens

See footnotes on page 36

p. 33	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of September 30, 2015

Property[1]	MSA	Year Built/ Renovated	Owned GLA[2]			Leased			ABR per Sqft	Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops
Greyhound Commons	Indianapolis	2005	9,152	—	9,152	100.0%	—%	100.0%	18.20		Lowe's Home Improvement Center
Lima Marketplace	Fort Wayne	2008	93,135	71,521	21,614	98.5%	100.0%	93.5%	14.24	Aldi, Dollar Tree, Office Depot, Pestmart	Wal-Mart
Rangeline Crossing	Indianapolis	1986/2013	99,282	47,962	51,320	89.8%	100.0%	80.2%	21.40	Earth Fare, Walgreens
Rivers Edge	Indianapolis	2011	149,209	117,890	31,319	100.0%	100.0%	100.0%	19.88	Nordstrom Rack, The Container Store, Arhaus Furniture, Bicycle Garage of Indy, Buy Buy Baby
Stoney Creek Commons	Indianapolis	2000/2013	84,330	84,330	—	100.0%	100.0%	—%	12.39	HH Gregg, Goodwill, LA Fitness	Lowe's Home Improvement Center
The Corner	Indianapolis	1984/2013	42,494	12,200	30,294	65.1%	—%	91.3%	18.76
Traders Point	Indianapolis	2005	279,684	238,721	40,963	97.5%	100.0%	82.7%	14.86	Dick's Sporting Goods, AMC Theatre, Marsh Supermarkets, Bed, Bath & Beyond, Michaels, Old Navy, PetSmart, Books-A-Million
Traders Point II	Indianapolis	2005	46,099	—	46,099	92.2%	—%	92.2%	24.94
Whitehall Pike	Bloomington	1999	128,997	128,997	—	100.0%	100.0%	—%	7.86	Lowe's Home Improvement Center
Nevada
Cannery Corner[3]	Las Vegas	2008	30,745	—	30,745	88.3%	—%	88.3%	34.49
Centennial Center[3]	Las Vegas	2002	334,705	158,335	176,370	93.6%	100.0%	87.8%	22.85	Wal-Mart, Sam's Club, Ross Dress for Less, Big Lots, Famous Footwear, Michaels, Office Max, Party City, Petco, Rhapsodielle, Home Depot
Centennial Gateway[3]	Las Vegas	2005	192,999	139,861	53,138	91.8%	92.1%	91.1%	23.75	24 Hour Fitness, Fresh & Easy Neighborhood Market, Sportsman's Warehouse, Walgreens
Eastern Beltway Center[3]	Las Vegas	1998/2006	162,444	83,982	78,462	97.4%	100.0%	94.6%	23.36	Home Consignment Center, Office Max, Petco, Ross Dress for Less, Sam's Club, Wal-Mart	Home Depot
Eastgate[3]	Las Vegas	2002	96,589	53,030	43,559	92.8%	100.0%	84.0%	22.00	99 Cent Only Store, Office Depot, Party City	Walmart
Lowe's Plaza[3]	Las Vegas	2007	30,208	—	30,208	44.4%	—%	44.4%	25.37		Lowes Home Improvement, Sam's Club
Rampart Commons	Las Vegas		81,456	29,265	52,191	100.0%	100.0%	100.0%	26.89	Ann Taylor, Chico's, Francesca's Collection, Banana Republic, Pottery Barn, Williams Sonoma
New Hampshire
Merrimack Village Center	Merrimack	2007	78,892	54,000	24,892	100.0%	100.0%	100.0%	12.43	Supervalue (Shaw's)
New Jersey
Bayonne Crossing	Bayonne	2011	106,383	52,219	54,164	100.0%	100.0%	100.0%	28.62	Michaels, New York Sports Club, Lowe's Home Impovement, Wal-Mart
Livingston Shopping Center	Newark	1997	139,657	133,177	6,480	95.4%	100.0%	—%	19.78	Cost Plus, Buy Buy Baby, Nordstrom Rack, DSW, TJ Maxx, Ulta
North Carolina
Holly Springs Towne Center	Holly Springs	2013	207,631	109,233	98,398	95.7%	100.0%	90.9%	16.98	Dick's Sporting Goods, Marshalls, Petco, Ulta Salon, Michaels	Target
Memorial Commons	Golsboro	2008	111,271	73,876	37,395	97.0%	100.0%	91.1%	12.41	Harris Teeter, Office Depot
Northcrest Shopping Center	Charlotte	2008	133,674	76,053	57,621	88.9%	86.2%	92.5%	22.03	REI, David's Bridal, Dollar Tree, Old Navy	Target
Oleander Place	Wilmington	2012	45,530	30,144	15,386	100.0%	100.0%	100.0%	16.09	Whole Foods

See footnotes on page 36

p. 34	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of September 30, 2015

Property[1]	MSA	Year Built/ Renovated	Owned GLA[2]			Leased				Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops	ABR per Sqft
Perimeter Woods	Charlotte	2008	126,143	105,262	20,881	96.0%	100.0%	75.9%	20.88	Best Buy, Off Broadway Shoes, Office Max, Petsmart, Lowe's Home Improvement
Parkside Town Commons - Phase I	Cary	2015	55,463	22,500	32,963	79.5%	55.6%	95.8%	25.21	Harris Teeter, Petco	Target
Toringdon Market	Charlotte	2004	60,539	26,072	34,467	100.0%	100.0%	100.0%	20.21	Earth Fare
Ohio
Eastgate Pavilion	Cincinnati	1995	236,230	231,730	4,500	100.0%	100.0%	100.0%	8.73	Best Buy, Dick's Sporting Goods, Value City Furniture, PetSmart, DSW, Bed Bath & Beyond
Oklahoma
Belle Isle	Oklahoma City	2000	164,337	92,783	71,554	98.5%	100.0%	96.6%	16.90	Shoe Carnival, Old Navy, Ross Stores, Nordstrom Rack, Babies R Us	Wal-Mart
Shops at Moore	Moore	2010	259,692	187,916	71,776	99.5%	100.0%	98.3%	12.24	Bed Bath and Beyond, Best Buy, Dustee's Fashion Accessories, Hobby Lobby, Office Depot, Petsmart, Ross Dress for Less	JC Penney
Silver Springs Pointe	Oklahoma City	2001	48,444	20,515	27,929	83.9%	100.0%	72.1%	15.67	Kohls, Office Depot	Wal-Mart, Sam's Club, Home Depot
University Town Center	Norman	2009	158,518	77,097	81,421	95.4%	100.0%	91.0%	17.57	Office Depot, Petco, TJ Maxx, Ulta Salon	Target
University Town Center Phase II	Norman	2012	190,494	133,546	56,948	91.9%	100.0%	73.0%	11.78	Academy Sports, DSW, Home Goods, Michaels, Kohls
Oregon
Cornelius Gateway[3]	Portland	2006	21,326	—	21,326	70.8%	—	70.8%	21.15	Fedex/Kinkos	Fred Meyer
Shops at Otty	Portland	2004	9,845	—	9,845	38.7%	—	38.7%	34.18		Wal-Mart
South Carolina
Hitchcock Plaza	Aiken	2006	252,370	214,480	37,890	99.6%	100.0%	97.4%	9.44	TJ Maxx, Ross Dress for Less, Academy Sports, Achieve Fitness, Bed Bath and Beyond, Farmers Home Furniture, Old Navy
Shoppes at Plaza Green	Greenville	2000	196,307	172,136	24,171	94.0%	94.1%	93.8%	12.68	Bed Bath & Beyond, Christmas Tree Shops, Sears, Party City, Shoe Carnival, AC Moore, Old Navy
Publix at Woodruff	Greenville	1997	68,055	47,955	20,100	97.4%	100.0%	91.0%	10.49	Publix
Tennessee
Hamilton Crossing - Phase II & III	Alcoa	2008	175,464	135,737	39,727	100.0%	100.0%	100.0%	14.63	Dicks Sporting Goods, Michaels, Old Navy, Petsmart, Ross Dress for Less
Texas
Burlington Coat Factory	San Antonio	1992/2000	107,400	107,400	—	100.0%	100.0%	—	5.00	Burlington Coat Factory
Chapel Hill Shopping Center	Fort Worth	2001	126,755	43,450	83,305	97.8%	100.0%	96.7%	23.08	H-E-B Grocery, The Container Store, Cost Plus World Market
Colleyville Downs	Dallas	2014	185,848	142,073	43,775	93.3%	100.0%	71.6	12.39	Whole Foods, Westlake Hardware, Vineyard's Antique Mall, Goody Goody Liqour, Petco
Kingwood Commons	Houston	1999	164,366	74,836	89,530	99.1%	100.0%	98.3%	19.04	Randall's Food and Drug, Petco, Chico's, Talbots, Ann Taylor, Jos. A. Bank
Market Street Village	Fort Worth	1970/2011	156,625	136,746	19,879	100.0%	100.0%	100.0	12.04	Jo-Ann Fabric, Ross, Office Depot, Buy Buy Baby
Plaza at Cedar Hill	Dallas	2000/2010	303,458	244,065	59,393	99.2%	100.0%	95.7%	12.53	Sprouts Farmers Market, DSW, Ross Dress for Less, Hobby Lobby, Office Max, Marshalls, Toys “R” Us/Babies “R” Us
Plaza Volente	Austin	2004	156,333	105,000	51,333	93.8%	100.0%	81.2	16.78	H-E-B Grocery
Portofino Shopping Center	Houston	1999/2010	372,637	211,858	160,779	92.0%	100.0%	81.5%	17.24	DSW, Michaels, Sports Authority, Lifeway Christian Store, SteinMart, Petsmart, Old Navy, TJ Maxx	Sam's Club

p. 35	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of September 30, 2015

Property[1]	MSA	Year Built/ Renovated	Owned GLA[2]			Leased			ABR per Sqft	Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops
Sunland Towne Centre	El Paso	1996/2014	306,437	265,037	41,400	98.9%	100.0%	91.7%	$11.51	Sprouts Farmers Market, PetSmart, Ross, Kmart, Bed Bath & Beyond, Specs Fine Wines
Waxahachie Crossing	Waxahachie	2010	97,127	72,191	24,936	98.8%	100.0%	95.2%	$14.50	Best Buy, Petsmart, Ross Dress for Less	Home Depot, JC Penney
Westside Market	Dallas	2013	93,377	70,000	23,377	97.4%	100.0%	89.4%	$15.83	Randall's Tom Thumb
Wheatland Town Crossing	Dallas	2012	194,727	142,302	52,425	98.9%	100.0%	95.8%	12.69	Conn's, Dollar Tree, Office Depot, Party City, Petsmart, Ross Dress for Less, Shoe Carnival	Target, Aldi
Utah
Draper Crossing	Draper	2012	164,098	115,916	48,182	97.9%	100.0%	92.8%	$14.66	TJ Maxx, Dollar Tree, Downeast Home, Smiths
Draper Peaks	Draper	2012	220,594	101,464	119,130	95.5%	100.0%	91.7%	18.64	Michaels, Office Depot, Petco, Quilted Bear, Ross Dress for Less
Virginia
Landstown Commons	Virginia Beach	2007	399,047	217,466	181,581	92.5%	95.3%	89.1%	$18.96	AC Moore, Bed Bath & Beyond, Best Buy, Books-A-Million, Office Max, Pestmart, Ross Dress for Less, Walgreens, Kirkland	Kohl's
Washington
Four Corner Square	Seattle	1985 / 2013	107,998	68,046	39,952	94.2%	100.0%	84.3%	$21.49	Walgreens, Grocery Outlet, Johnson's Do-It-Center
Wisconsin
Village at Bay Park	Ashwaubenon	2005	82,254	23,878	58,376	83.5%	100.0%	76.7%	$14.51	DSW, JC Penney

Total			15,155,818	10,271,979	4,883,839	95.4%	99.2%	87.5%	$15.24

____________________
1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.
2	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of September 30, 2015, except for Greyhound Commons and 54th & College.
3	See Joint Venture Summary on page 14.

p. 36	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

OPERATING OFFICE PROPERTIES

As of September 30, 2015

($ in thousands, except per square foot data)
Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent[1]	Percentage of Annualized Office Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Office Properties
Thirty South Meridian[2]	Indianapolis	1905/2002	Redeveloped	287,928	94.8%	$4,889	79.3%	$17.90	Indiana Supreme Court, City Securities, Kite Realty Group, Lumina Foundation
Union Station Parking Garage[3]	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Stand-alone office components of retail projects
Eddy Street Office (part of Eddy Street Commons)[4]	South Bend	2009	Developed	81,628	100.0%	$1,188	19.3%	$14.56	University of Notre Dame Offices
Tradition Village Office (part of Tradition Village Square)	Port St. Lucie	2006	Acquired	25,571	30.9%	84	1.4%	10.59
Total				395,127	92.1%	$6,161	100.0%	$17.02

____________________
1	Annualized Base Rent represents the monthly contractual rent for September 2015 for each applicable property, multiplied by 12.
2	Annualized Base Rent includes $723 from the Company and subsidiaries as of September 30, 2015.
3	The garage is managed by a third party.
4	The Company also owns Eddy Street Commons in South Bend, Indiana along with a parking garage that serves a hotel and the office and retail components of the property.

p. 37	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

COMPONENTS OF NET ASSET VALUE

As of September 30, 2015

($ in thousands)
Cash Net Operating Income (NOI)		Supplemental Pg:	Other Assets		Supplemental Pg:
GAAP Property NOI (incl. Ground Lease Revenue)	$65,108	Pg. 13	Cash and cash equivalents	$42,951	Pg. 7
Below-market lease intangbiles, net	(593)	Pg. 10	Tenant and other receivables (net of SLR)	24,041	Pg. 7
Straight-line rent	(1,598)	Pg. 10	Restricted cash and escrow deposits	15,713	Pg. 7
Other property related revenue	(3,355)	Pg. 13	Prepaid and other assets[2]	7,589	Pg. 7
Ground Lease ("GL") Revenue	(4,500)	Pg. 13, footnote 5	Undeveloped land in operating portfolio	11,800	Pg. 10, footnote 3
Consolidated Cash Property NOI (excl. GL)	55,062		Land held for development	34,975	Pg. 10
Annualized Consolidated Cash Property NOI (excl. GL)	220,248		CIP Not In Active Development/Redevelopment[3]	42,250	Pg. 28
			Total Other Asset Value	$179,319
Adjustments To Normalize Annualized Cash NOI
Active Development / Redevelopment NOI Currently Included	(4,950)	Pg. 27	Liabilities
Unconsolidated EBITDA	131	Pg. 11	Mortgage and other indebtedness	$(1,679,843)	Pg. 7
Minority Interest EBITDA[1]	(124)	Pg. 14	Accounts payable and accrued expenses	(90,148)	Pg. 7
Pro Forma Adjustments [5]	1,991		Other liabilities	(19,767)	Pg.7, Pg. 10
Management Fee Income Included In Property Expenses ($1,200 in Q3)	4,800	Pg. 13, footnote 3	Debt premium on assumed debt	23,949	Pg. 11
Total Adjustments	$1,848		Non-controlling redeemable JV interest	(40,791)	Pg. 14
			Remaining Active Development / Redevelopment Spend	(42,810)	Pg. 27, Pg. 28
Annualized Normalized Operating Cash NOI (excl. GL)	222,096		Total Liabilities	$(1,849,410)
Annualized Ground Lease NOI	18,000
Total Annualized Operating Cash NOI	$240,096		Total Preferred Stock	$(102,500)	Pg. 7

Annualized Stabilized Development / Redevelopment Cash NOI (Remaining to spend $42.8 million)	$15,490	Pg. 27
Total Annualized Portfolio Cash NOI	$255,586		Diluted shares and units outstanding	85,235,841	Pg. 11

____________________
1	Excludes Crossing at Killingly Commons and Territory Portfolio as they're included in non-controlling redeemable JV interest in liabilities.
2	Excludes the Company's $2.5 million investment in an unconsolidated joint venture.
3	Includes CIP amounts for Deerwood apartments, Holly Springs Town Center - Phase III and miscellaneous tenant improvements and small projects.
4	Deferred revenue and other liabilities of $138 million less mark-to-market lease amount of $118 million.
5	Relates to pro forma adjustments per page 11 of the supplemental excluding adjustment to normalize other property related revenue.

p. 38	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15

EARNINGS GUIDANCE

As of September 30, 2015

	2015 Original Guidance	Q2 2015 Updated Guidance	Q3 2015 Updated Guidance
FFO per diluted common share, as adjusted[1,2,3]	$1.90 - $2.00	$1.95 - $2.00	$1.98 - $2.00
Acquisitions	$80 million	$185 million	$185 million
Same Property NOI	2.5% - 3.5%	3.00% - 3.50%	3.00% - 3.50%
Percent leased at year-end	95% - 96%	95% - 96%	95% - 96%

____________________
1	Excludes acquisition costs and costs related to early prepayment of debt or preferred.
2	Includes the impact from the previously announced asset sale of $318 million, including the second tranche which closed on March 16, 2015.
3	Includes impact from the $250 million private placement that were issued in September.

p. 39	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/15